EXHIBIT 21.1

                       WCI COMMUNITIES, INC. SUBSIDIARIES


Bay Colony-Gateway, Inc.
Community Specialized Services, Inc.
Financial Resources Group, Inc.
First Fidelity Title, Inc.
Florida Design Communities, Inc.
Florida Lifestyle Management Company
Resort at Singer Island Properties, Inc.
Sun City Center Golf Properties, Inc.
Sun City Center Realty, Inc.
Watermark Realty, Inc.
WCI Architecture & Land Planning, Inc.
WCI Amenities, Inc.
WCI Business Development, Inc.
WCI Capital Corporation
WCI Homebuilding, Inc.
WCI Homebuilding Northeast U.S., Inc.
WCI Marketing, Inc.
WCI Towers, Inc.
Bay Colony Realty Associates, Inc.
Bay Colony of Naples, Inc.
The Colony at Pelican Landing Golf Club, Inc.
Communities Amenities, Inc.
Communities Finance Company, LLC
Communities Home Builders, Inc.
Coral Ridge Communities, Inc.
Coral Ridge Properties, Inc.
Coral Ridge Realty, Inc.
Coral Ridge Realty Sales, Inc.
Florida National Properties, Inc.
Gateway Communities, Inc.
Gateway Communications Services, Inc.
Gateway Realty Sales, Inc.
Heron Bay, Inc.
Heron Bay Golf Course Properties, Inc.
JYC Holdings, Inc.
Marbella at Pelican Bay, Inc.
Pelican Bay Properties, Inc.
Pelican Landing Communities, Inc.
Pelican Landing Golf Resort Ventures, Inc.
Pelican Landing Properties, Inc.
Pelican Marsh Properties, Inc.
Sarasota Tower, Inc.
Tarpon Cove Realty, Inc.
Tarpon Cove Yacht & Racquet Club, Inc.
Tiburon Golf Ventures, Inc.
Watermark Realty Referral, Inc.
WCI Communities Property Management, Inc.
WCI Golf Group, Inc.
WCI Homes, Inc.
WCI Realty, Inc.
WCI Realty New Jersey, Inc.
WCI Towers Mid-Atlantic USA, Inc.
WCI Towers Northeast USA, Inc.
WCI Northeast U.S. Region, LLC
Spectrum Homes, Inc.
Spectrum Real Estate Development, LLC
Carpentry Management Associates, LLC
Dix Hills Home & Land Company LLC
East Fishkill Development LLC
GC Assets of Nassau, Inc.
Hopewell Crossing Home & Land Company, LLC
Lake Grove Home & Land Company LLC
Mansion Ridge Home & Land Company LLC
New Home & Land Company LLC
Southbury Home & Land Company LLC
Spectrum Anderson Hill LLC
Spectrum Bellefair Corp.
Spectrum Brae Burn Corp.
Spectrum Construction Corp.
Spectrum Design Studio, Inc.
Spectrum East Fishkill, LLC
Spectrum Eastport, LLC
Spectrum FS Corp.
Spectrum Glen Cove Corp.
Spectrum Half Moon, Corp.
Spectrum Holmdel Corp.
Spectrum-Irvington Corp.
Spectrum Kensington LLC
Spectrum Lake Grove LLC
Spectrum Landing Corp.
Spectrum Long Beach, LLC
Spectrum Manhattan Woods, LLC
Spectrum Monroe Corp.
Spectrum North Bergen LLC
Spectrum PDC Corp.
Spectrum Pocantico, LLC
Spectrum-Riverwoods Corp.
Spectrum Customer Care, Inc.
Spectrum Valimar Corp.
Spectrum Westport, LLC
Spectrum Wilson Park, LLC
The Valimar Home & Land Company LLC
WCI Mid-Atlantic U.S. Region, Inc.
Fair Oaks Parkway, LLC
Hunting Ridge II, LLC
Hunting Ridge III, LLC
Poplar Tree LLC
Renaissance at Beacon Hill II, LLC
Renaissance at Beacon Hill, LLC
Renaissance at Bellview Road, LLC
Renaissance at Bridges of Oakton II, LLC
Renaissance at the Bridges of Oakton, LLC
Renaissance at Cardinal Forest, LLC
Renaissance Custom Communities, LLC
Renaissance at Evergreen Mills Road, LLC
Renaissance at Foxhall, LLC
Renaissance at Georgetown Pike, LLC
Renaissance at Hunting Hills, LLC
Renaissance at King's Crossing, LLC
Renaissance at Lake Manassas, LLC
Renaissance at Oak Creek Club, LLC
Renaissance at Oakton Glen, LLC
Renaissance at Occoquan Walk, LLC
Renaissance at River Creek II, LLC
Renaissance at River Creek Towns, LLC
Renaissance at River Creek Villas, Inc.
Renaissance at River Creek, Inc.
Renaissance at Roseland, Inc.
Renaissance at Rugby Road II, LLC
Renaissance at Rugby Road, LLC
Renaissance at South River, Inc.
Renaissance at the Oaks, LLC
Renaissance at Timberlake II, LLC
Renaissance at Timberlake, LLC
Renaissance Centro Arlington LLC
Renaissance Centro Columbia LLC
Renaissance Customs, LLC
Renaissance Holdings Corp.
Renaissance Housing Corp.
Renaissance Land, LLC
Reston Building Company, LLC
RMH, LLC
Woodland Properties, LLC
WCI Hunter Mill, LLC
The Brae Burn Home & Land Co., LLC
Kalian/Spectrum Monroe, LLC
Westport Home & Land Company LLC